SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 28, 2007
WARWICK VALLEY TELEPHONE COMPANY
(Exact Name of Registrant as Specified in Charter)

NEW YORK	0-11174	14-1160510

(State or Other Jurisdiction	(Commission	(IRS employer
of Incorporation)	File Number)	Identification No.)

47 MAIN STREET, WARWICK, NEW YORK		10990

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (845) 986-8080

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1

Item 9.01. Financial Statements and Exhibits
The President and Chief Executive Officer of Warwick Valley Telephone Company (Nasdaq: WWVY) gave a presentation to the Wall Street Analysts Conference on Wednesday November 28, 2007. The text of his presentation, as presented is in exhibit Item 99.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY
Dated: November 28, 2007	By:	/s/ Duane W. Albro.
	Name:	Duane W. Albro
	Title:	President & Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation to the Wall Street Analysts Conference on November 28, 2007.